                                                    ---------------------------
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                                                    ---------------------------
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                                                    3235-0059
                                                    Expires: January 31, 2002
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                                                    hours per response
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                       ----------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No._____)

Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)      Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:


--------------------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:


--------------------------------------------------------------------------------
(3)      Filing party:


--------------------------------------------------------------------------------
(4)      Date filed:


SEC 1913 (3-99)

                  POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                              2000 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT

                    [BLUE RIVER BANCSHARES INCORPORATED LOGO]

[BLUE RIVER BANCSHARES INCORPORATED LOGO]




                                                                   April 3, 2000




Dear Shareholder,

         On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 4, 2000. At the meeting, we will review our performance for fiscal year 1999 and our expectations for the future.

         A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 1999 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

         I look forward to seeing you on May 4th.


                                   Sincerely,



                                 Robert C. Reed
                                 Vice Chairman,
                                 President & CEO

[BLUE RIVER BANCSHARES INCORPORATED  LOGO]



                               NOTICE OF THE 2000
                         ANNUAL MEETING OF SHAREHOLDERS



                                                                   April 3, 2000



         The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 4, 2000, at 10:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, to consider and take action on the following matters:

         1. Election of two directors to serve a three-year term expiring in 2003;

         2.       Approval of 2000 Directors' Stock Option Plan;

         3.       Approval of 2000 Key Employee Stock Option Plan;

         4.       Approval of Blue River Bancshares, Inc. Employee Stock
                  Purchase Plan;

         5. Ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for fiscal year 2000; and

         6. Transaction of any other business that is properly raised at the meeting.

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" THE FIVE PROPOSALS.





Shelbyville, Indiana
                                                              Warren D. Robison
                                                              Secretary

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

ANNUAL MEETING INFORMATION........................................................................................ 1
         Who will solicit the proxies and who is paying for them?................................................. 1
         How many votes are necessary to re-elect the nominees for director?...................................... 2
         How many votes are necessary to approve the other matters?............................................... 2
         Who will count the votes?................................................................................ 2
         How do I vote if I'm not planning to attend the annual meeting?.......................................... 2
         What if I want to change my vote?........................................................................ 3
         What are the deadlines for shareholder proposals for next year's annual meeting?......................... 3
         Where can I find the voting results of the meeting?...................................................... 3

SECURITIES OWNERSHIP OF MANAGEMENT................................................................................ 3
         Security Ownership of Directors and Executive Officers................................................... 4
         Section 16(a)-- Beneficial Ownership Reporting Compliance................................................ 4

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS................................................................. 4

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY................................................................... 4

ITEM 1 --  ELECTION OF DIRECTORS.................................................................................. 6
         Nominees ................................................................................................ 6
         Board Committees and Meeting Attendance.................................................................. 7
         Executive Committee...................................................................................... 7
         Audit Committee.......................................................................................... 7
         Compensation Committee................................................................................... 8
         Nominating Committee..................................................................................... 8

COMPENSATION OF DIRECTORS......................................................................................... 8
         Directors' Stock Option Plan............................................................................. 9

REPORT OF THE COMPENSATION OF THE BOARD OF DIRECTORS.............................................................. 9
         Role of the Compensation Committee....................................................................... 9
         Executive Compensation Program........................................................................... 9
         Fiscal Year 1999 CEO Compensation....................................................................... 10
         Policy on Deductibility of Compensation................................................................. 10

COMPENSATION OF EXECUTIVE OFFICERS............................................................................... 11
         Summary of Compensation................................................................................. 11
         Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values....................................... 11
         Employment Agreements for Executive Officers............................................................ 11
         1997 Key Employee Stock Option Plan..................................................................... 12
         Savings Plan............................................................................................ 13
         Indebtedness of Management.............................................................................. 13
         Tax Indemnification Agreement........................................................................... 14

ITEM 2 --  APPROVAL OF 2000 DIRECTORS' STOCK OPTION PLAN......................................................... 14
         Summary of the Plan..................................................................................... 14


         Federal Income Tax Consequences......................................................................... 16
         Incorporation by Reference.............................................................................. 16

ITEM 3 --  APPROVAL OF 2000 KEY EMPLOYEE STOCK OPTION PLAN....................................................... 16
         Summary of the Plan..................................................................................... 17
         Federal Income Tax Consequences......................................................................... 18
         Incorporation by Reference.............................................................................. 19

ITEM 4 --  APPROVAL OF BLUE RIVER BANCSHARES, INC. EMPLOYEE STOCK PURCHASE PLAN.................................. 19
         Summary of the Employee Stock Purchase Plan............................................................. 20
         Federal Income Tax Consequences......................................................................... 21
         Incorporation by Reference.............................................................................. 22

ITEM 5 --  RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS............................... 22

ITEM 6 --  OTHER MATTERS......................................................................................... 22

GLOSSARY  ....................................................................................................... 23

APPENDIX A

         2000 DIRECTORS' STOCK OPTION PLAN OF BLUE RIVER BANCSHARES, INC........................................ A-1

APPENDIX B

         2000 KEY EMPLOYEES' STOCK OPTION PLAN OF BLUE RIVER BANCSHARES, INC.................................... B-1

APPENDIX C

         BLUE RIVER BANCSHARES, INC. EMPLOYEE STOCK PURCHASE PLAN............................................... C-1

                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

         This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 4, 2000, beginning at 10:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 3, 2000.

WHY DID I RECEIVE THIS PROXY STATEMENT?

         On April 3, 2000, we began mailing this proxy statement to everyone who was a shareholder as of March 20, 2000. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

         More importantly, the proxy statement

         o includes detailed information about the matters that will be discussed and voted on at the meeting, and

         o provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

         The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

         First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

         o         is present in person, or

         o is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

         If there are enough shareholders present at the meeting, then we will vote on

         o        a proposal  to re-elect  Steven R. Abel and  Wendell L.
                  Bernard as members of our Board of Directors,

         o        a proposal to approve the 2000 Directors' Stock Option Plan,

         o        a proposal to approve the 2000 Key Employee Stock Option Plan,

         o a proposal to approve the Blue River Bancshares, Inc. Employee Stock Purchase Plan, and

         o a proposal to ratify our Board of Directors' selection of Deloitte & Touche LLP as our independent auditors for 2000.

         On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

         Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote on the proposals.

         After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

         The members of the Board of Directors recommend that you vote FOR each of the proposals.

HOW MANY VOTES ARE NECESSARY TO RE-ELECT THE NOMINEES FOR DIRECTOR?

         The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

         The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Indiana law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Indiana law. Broker non-votes will not affect the outcome of a vote on a particular matter.

WHO WILL COUNT THE VOTES?

         Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

         Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

         o         FOR the persons nominated for re-election as directors,

         o         FOR the 2000 Directors' Stock Option Plan,

         o         FOR the 2000 Key Employee Stock Option Plan,

         o         FOR the Blue River Bancshares, Inc. Employee Stock Purchase
                   Plan, and

         o FOR ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for 2000.

WHAT IF I WANT TO CHANGE MY VOTE?

         You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

         o write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,

         o submit another properly signed proxy with a more recent date, or

         o         vote in person at the meeting.

WHAT ARE THE DEADLINES FOR SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING?

         Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than November 30, 2000. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2001 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

         We will announce preliminary voting results at the meeting. We will publish the final results within 10 days following the annual meeting.

                       SECURITIES OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of common stock beneficially owned by each director and Named Executive, and by the directors and all of the Company's executive officers as a group. The table shows ownership as of March 20, 2000.

         For purposes of reporting total beneficial ownership, shares which might be acquired through stock option exercises are included.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                                 AGGREGATE NUMBER OF SHARES
                                NAME                                 OF COMMON STOCK             PERCENT OF
                                                                  BENEFICIALLY OWNED(1)(2)      COMMON STOCK
-------------------------------------------------------------    --------------------------  ---------------------

     Steven R. Abel (3).......................................              24,283                  1.6%
     Wendell L. Bernard (4)...................................               5,460                  0.4%
     Peter G. DePrez..........................................               1,000                  0.1%
     Robert C. Reed (5).......................................              34,160                  2.3%
     D. Warren Robison (6)....................................              21,416                  1.4%
     Ralph W. Van Natta (7)...................................               1,929                  0.1%
     Directors and executive officers as a group (9 persons
     including those listed above)............................              94,480                  6.3%

-----------------

(1)      Sole voting and investment power unless otherwise indicated.

(2) Includes 39,660 shares which executive officers and directors have the right to acquire pursuant to stock options exercisable within sixty days of the date of this proxy statement as follows: Robert C. Reed, 13,360; Steven R. Abel, 10,960; D. Warren Robison, 10,960; Ralph Van Natta, 960; Wendell L. Bernard 960; and directors and executive officers as a group (9 persons), 39,600.
(3) Mr. Abel holds 1,000 shares jointly with his spouse. Mr. Abel's spouse holds 3,198 shares individually.

(4)      Mr. Bernard's shares are held jointly with his spouse.

(5) Mr. Reed holds 20,500 shares jointly with his spouse and 300 shares jointly with his children.

(6) Mr. Robison holds 4,160 shares jointly with his spouse. Mr. Robison's spouse holds 2,101 shares individually.

(7)      Mr. Van Natta holds 434 shares jointly with his spouse.

SECTION 16(a) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on our records, we believe that during 1999 our directors and executive officers complied with all Securities and Exchange Commission filing requirements applicable to them.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 20, 2000 to the knowledge of the Company, no shareholder or affiliated group of shareholders owns of record or beneficially more than 5% of the Company's common stock outstanding on that date.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The Directors, including nominees, and executive officers of the Company are listed in the table below. Each officer serves a term of office of one year or until the election and qualification of his successor. Each director serves a term of three years or until the election and qualification of his successor.


NAME                               AGE    OFFICE AND BUSINESS EXPERIENCE
-----------------------------     -----   ------------------------------------------------------------------------

Steven R. Abel...............      50     Chairman  since August 1997;  Director  since March 1997  (nominee,  term expires  2000);  Chairman  and  Director  of the Bank  since  June  1998,
                                          President  and  Treasurer  from March 1997 to August 1997;  President and
                                          Owner of Hoosier Appraisal Service,  Inc. since March 2000; licensed real estate appraiser since 1992.

Robert C. Reed...............      34     Vice-Chairman  since January 1998;  President and Chief Executive Officer
                                          (CEO) since  August 8, 1997;  Director  since  August 1997 (term  expires
                                          2002);  President,  CEO and Director of the Bank since June,  1998;  Vice
                                          President,  Regional Director (Shelby County) of Citizens Bank of Central
                                          Indiana  from  April  1996  to  August  1997;  Loan  Officer  of  Norwest
                                          Mortgage, Inc. from November 1994 to April 1996.

D. Warren Robison............      34     Senior Vice President since September 1998;  Secretary since August 1997;
                                          Director  since  March 1997 (term  expires  2001);  Director  of the Bank since June 1998;  Vice  President and Treasurer  from August 1997 to June
                                          1998;  President and Sole Shareholder of Hoosier Appraisal Service,  Inc.
                                          until March 2000;  licensed real estate  appraiser since 1992;  President of Hale Abstract  Company,  Inc. since March 2000; Vice President of Hale
                                          Abstract Company, Inc. from July 1992 to March 2000.

Wendell L. Bernard...........      55     Director  since June 1998 (nominee,  term expires 2000);  Director of the
                                          Bank since June 1998; Owner and operator of Bernard Realty,  Inc. located in  Shelbyville,  Indiana;  Director  and Vice  President  of  Finance of
                                          Williams Industries, Inc., a manufacturing company until 1997.

Peter G. DePrez..............      52     Director  since May 1999 (term expires  2002);Director  of the Bank since
                                          January  1999;  Attorney;  Advisory  Board  Member of National  City Bank
                                          (Shelby  County)  until  1998;  Director  and  Officer  of Shelby  County
                                          Newspapers, Inc. until 1999.

Ralph W. Van Natta...........      70     Director since June 1998 (term expires 2001);  Director of the Bank since
                                          June  1998;  Owner and  operator  of a Shelby  Travel  Center  located in
                                          Shelbyville, Indiana.

Bradley A. Long..............      36     Vice  President  and Chief  Financial  Officer  since  March  1998;  Vice
                                          President of First of America  Bank  Corporation's  Bankcard  Division in
                                          Kalamazoo,  Michigan from March 1997 to February 1998; First of America's
                                          Vice President-Financial Analysis Manager from April 1994 to March 1997.

David E. Morrison............      44     Area  President  since  December  1998 and  Chief  Credit  Officer  since
                                          February  2000;  Area  President  of  National  City Bank in Fort  Wayne,
                                          Indiana from June 1995 to December 1998;  Area President of National City
                                          Bank in Crawfordsville, Indiana from January 1994 to June 1995.


NAME                               AGE    OFFICE AND BUSINESS EXPERIENCE
-----------------------------     -----   ------------------------------------------------------------------------

Jay R. Powell................      64     Advisory Board Chairman  since  December 1998;  Registered  Insurance and
                                          Investment  Representative  for  Lincoln  National  Corporation  in  Fort
                                          Wayne, Indiana from August 1994 to December 1998.

                         ITEM 1 -- ELECTION OF DIRECTORS

NOMINEES

         Two directors will be elected at the annual meeting. Directors will serve a three-year term until the 2003 annual meeting or until their earlier resignation or removal.

         The nominees are as follows:


                         ---------------------------------

                                 Steven R. Abel
                               Director since 1997
                                     Age 50

                         ---------------------------------



         STEVEN R. ABEL (Chairman of the Board, Director). Mr. Abel is a licensed real estate appraiser for and owner of Hoosier Appraisal Service, Inc., a real estate appraisal and consulting firm located in Shelbyville, Indiana. Prior thereto, Mr. Abel was a banker for eighteen years. He served as a Vice President of Fifth Third Bank of Central Indiana and its predecessor, the New Palestine Bank, and served on their respective senior management teams. His banking career began in 1974 with Central Indiana Bank, Shelbyville, Indiana, where he was a Vice President and Senior Lending Officer. Mr. Abel also owns and operates a farm in northern Shelby County.


                         ---------------------------------

                               Wendell L. Bernard
                               Director since 1998
                                     Age 55

                         ---------------------------------


         WENDELL L. BERNARD (Director). Mr. Bernard owns and operates Bernard Realty, Inc. located in Shelbyville, Indiana, an agency he founded in 1982. He is the former Director and Vice President of Finance of Williams Industries, Inc., a manufacturing company located in Shelbyville, Indiana. He worked there for sixteen years until 1997. Mr. Bernard is a member of the Shelby County Chamber of Commerce.

         Mr. Abel and Mr. Bernard were unanimously nominated by our Board of Directors, based upon the recommendation of the Nominating Committee. They have each consented to be re-elected as members of the Board of Directors. However, if unexpected events arise which cause either of them to be unable to stand for re-election, then either

         o the Board of Directors can vote at the meeting to reduce the size of the Board of Directors; or

         o the Board of Directors may, during the meeting, nominate another person for director.

It is important for you to understand that if our Board of Directors nominates someone at the meeting, then the person to whom you have given your proxy card will be able to use his discretion to vote on your behalf for the candidate of his or her choice.

BOARD COMMITTEES AND MEETING ATTENDANCE

         The Board of Directors has four committees, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.


                     COMMITTEE MEMBERSHIP AND MEETINGS HELD



                        NAME                     EXECUTIVE          AUDIT         COMPENSATION        NOMINATING
         ---------------------------------       ---------          -----         ------------        ----------
         Steven R. Abel...................           *                                                     *
         Wendell L. Bernard...............                            /                /                   /
         Peter G. DePrez..................
         Robert C. Reed...................           /                                 /
         D. Warren Robison................           /                *                *                   /
         Ralph W. Van Natta...............                            /                /
         No. of Meetings in Fiscal 1999**            5                6                6                   1

------------------------------

  /      Member

  *      Chairperson

  ** The Board held 13 meetings in 1999. No director attended fewer than 75% of all meetings of the Board of Directors and committees of the Board of Directors.

EXECUTIVE COMMITTEE

         o When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

AUDIT COMMITTEE

         o Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

         o Reviews the Company's accounting policies and the objectivity of its financial reporting.

         o Considers annually the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

         o Receives reports from the internal auditors and reviews the scope of the internal audit program.

COMPENSATION COMMITTEE

         o         Establishes executive compensation policies and programs.

         o         Establishes the base salaries for executive officers.

         o Reviews the Company's management development and succession planning policies.

         o Administers the Company's stock option plans and employee bonus plan.

NOMINATING COMMITTEE

         o Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

         o Considers as nominees for director qualified persons recommended by directors, management and shareholders. The Nominating Committee also considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

                            COMPENSATION OF DIRECTORS

   The following table shows all components of director compensation for 1999:

                           DIRECTORS' COMPENSATION(1)

                                                                      CASH            EQUITY
                                                                    COMPONENT       COMPONENT       OTHER(2)
     ----------------------------------------------------------- ---------------  --------------- -------------

Board attendance fee per Director (per month) .............      $         1,200            --
Committee Chairperson fee (per month) .....................      $           300            --
Grants of stock options per Director ......................                                 --
Other benefits paid in 1999 ...............................                                       $       6,228

------------------------------

(1) A director who is an officer or employee of the Company or its subsidiaries is not compensated for service on the Board or on any Committee of the Board.

(2) Total amount of Health, Life and Disability insurance premiums paid for directors Abel and Bernard and Life and Disability insurance premiums paid for director Robison.

DIRECTORS' STOCK OPTION PLAN

         The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which provides for the grant of nonqualified stock options to those individuals who serve as Directors of the Company or any of its subsidiaries, including the Bank.

         The 1997 Directors' Stock Option Plan provides for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. A total of 100,000 shares of common stock are reserved for issuance under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, options for 87,000 shares of common stock are outstanding under the 1997 Directors' Stock Option plan. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No option will be granted under the 1997 Directors' Stock Option Plan after July 31, 2007. In the future, an individual will become eligible to receive grants of options under the 1997 Directors' Stock Option Plan upon his election to a qualifying board of directors but will not receive additional options because he is a member of more than one such board.

              REPORT OF THE COMPENSATION OF THE BOARD OF DIRECTORS

ROLE OF THE COMPENSATION COMMITTEE

         The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

         Our Compensation Committee is comprised of four directors, two of whom are officers of the Company, but one is not compensated as such. Compensation for Mr. Reed is determined by the Compensation Committee under the process described in this report. Although Mr. Reed is a member of the Compensation Committee, he does not participate in the discussion of, or vote upon, his compensation.

EXECUTIVE COMPENSATION PROGRAM

         The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

         Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 1997 Key Employees' Stock Option Plan.

         The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

         Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

         Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

FISCAL YEAR 1999 CEO COMPENSATION

         The compensation for Mr. Reed recommended to the Board of Directors was based upon a number of factors and criteria. These include the procedure for determining base salary ranges, actual salaries within ranges, annual bonus and long-term incentive awards described earlier in this report.

         Base Salary. For 1999, the Compensation Committee determined that Mr. Reed's base salary be increased by 0% over the level set for 1998. The Committee's determination was based on the fact that Mr. Reed was compensated at the low end of his salary range and the Committee felt it was appropriate that his base salary be advanced further in the range in light of the Company's successful expansion into the Fort Wayne, Indiana market. The Compensation Committee also considered Mr. Reed's excellent overall leadership and his positive impact on Shelby County Bank.

         Annual Bonus. For 1999, the Board of Directors voted against awarding an annual bonus to the executive officers of the Company due to the Company's failure to realize profits in fiscal 1999.

POLICY ON DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 1997 Key Employees' Stock Option Plan was approved by the Company's shareholders and was designed to meet the requirements of Section 162(m) with respect to the stock option deductibility cap.

                             Compensation Committee

                           D. Warren Robison, Chairman
                               Wendell L. Bernard
                               Ralph W. Van Natta
                                 Robert C. Reed

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

         The following table shows cash and other compensation paid or accrued during the last fiscal year to the Company's Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                    SHARES
                                                                                  UNDERLYING           ALL OTHER
      NAME AND PRINCIPAL POSITION        FISCAL YEAR   SALARY(1)     BONUS(2)       OPTIONS         COMPENSATION (3)
--------------------------------------   -----------   ---------     --------     ----------        ----------------
Robert C. Reed........................       1999      $ 130,000     $    -0-            -0-        $         12,480
Vice   Chairman,   President  and  Chief     1998        117,172       20,000          8,400                   6,133
Executive Officer                            1997         42,309          -0-         25,000                     -0-


------------------------------

(1) Mr. Reed's annual salary in 1997 was $110,000 and his employment began on August 11, 1997.

(2) Bonuses earned under the Annual Bonus Plan are for the year reported, regardless of the year paid. The Company's Annual Bonus Plan is based on the achievement of business and/or financial performance objectives which support business plans and goals.

(3) Includes $3,976 of life, health and disability insurance premiums, $2,828 for the use of the Company's automobile and $5,676 compensation accrued to Mr. Reed pursuant to the 401(k) plan.

OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

         Stock Options. No stock options were granted to the executive officer named in the Summary Compensation Table during 1999. The following table summarizes stock options exercised by the executive officer named in the Summary Compensation Table during 1999, and the value of the options held by such person at December 31, 1999.

          AGGREGATE OPTION EXERCISES IN 1999 AND YEAR-END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                 SHARES                OPTIONS AT DECEMBER 31, 1999         DECEMBER 31, 1999
                                ACQUIRED     VALUE     -----------------------------  ------------------------------
            NAME               ON EXERCISE  REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------ -----------  --------   -------------   -------------  -------------- ---------------

Robert C. Reed ............        -0-        -0-         13,360          20,040           -0-             -0-


EMPLOYMENT AGREEMENTS FOR EXECUTIVE OFFICERS

         The Board of Directors of the Company has approved a three-year employment contract with its Vice Chairman, President and Chief Executive Officer, Robert C. Reed. Each year, the contract can be extended for additional one-year terms to maintain a three-year term unless notice is properly given by either party to the contract. Unless extended further, the contract will expire on August 11, 2003. Mr. Reed receives his current salary under the contract, which salary is subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Mr. Reed may terminate his employment upon 60 days' written notice to the Company. The Company may discharge Mr. Reed "for cause" (as defined in the contract) at any time or upon the occurrence of certain events specified in the contract. Upon termination of Mr. Reed's employment by the Company for other than cause or in the event of termination by Mr. Reed "for cause" (as defined in the contract), Mr. Reed will receive his base compensation under the contract (a) for an additional three years (or the remaining term of the contract, if shorter) if the termination follows a change of control (as defined in the contract), or (b) for an additional two years (or the remaining term of the contract, if shorter) if the termination does not follow a change of control. In addition, during such period, Mr. Reed will continue to participate in the Company's group insurance plans or receive comparable benefits. Further, within a period of three months after such termination following a change of control, Mr. Reed will have the right to cause the Company to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. Payments pursuant to the contract will be adjusted, if necessary, in order to avoid any adverse tax consequences to the Company and Mr. Reed under the so-called "golden parachute" provisions of the Code.

         The Board of Directors of the Company has also approved a three-year employment contract with Jay R. Powell. The contract will expire in 2002. Mr. Powell receives his current salary under the contract, which salary is subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Mr. Powell may terminate his employment upon 60 days' written notice to the Company. The Company may discharge Mr. Powell "for cause" (as defined in the contract) at any time or upon the occurrence of certain events specified in the contract. Upon termination of Mr. Powell's employment by the Company for other than cause or in the event of termination by Mr. Powell "for cause" (as defined in the contract), Mr. Powell will receive his base compensation under the contract (a) for an additional three years (or the remaining term of the contract, if shorter) if the termination follows a change of control (as defined in the contract), or (b) for an additional two years (or the remaining term of the contract, if shorter) if the termination does not follow a change of control. In addition, during such period, Mr. Powell will continue to participate in the Company's group insurance plans or receive comparable benefits. Further, within a period of three months after such termination following a change of control, Mr. Powell will have the right to cause the Company to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. Payments pursuant to the contract will be adjusted, if necessary, in order to avoid any adverse tax consequences to the Company and Mr. Powell under the so-called "golden parachute" provisions of the Code.

1997 KEY EMPLOYEE STOCK OPTION PLAN

         The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of
Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 1997 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         A total of 50,000 shares of common stock have been reserved for issuance under the Employee Stock Option Plan. As of the date of this proxy statement, options for 13,000 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

SAVINGS PLAN

         The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of
Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined) subject to an annual dollar limitation under the Code (currently $10,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

         The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:

                             YEARS OF SERVICE                  PERCENTAGE VESTED AND PAYABLE
                  ------------------------------------         -----------------------------
                  Less than 1.........................                       0%
                  1...................................                      20%
                  2...................................                      40%
                  3...................................                      60%
                  4...................................                      80%
                  5 or more...........................                     100%

INDEBTEDNESS OF MANAGEMENT

         It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated will have banking and other transactions with the Company and the Bank in the ordinary course of business. It is the Bank's policy that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. Applicable law and Bank policy generally require that transactions between the Company or the Bank, and any officer, director, principal shareholder or other affiliate of the Company or the Bank will be on terms no less favorable to the Company or the Bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

TAX INDEMNIFICATION AGREEMENT

         The Company and Messrs. Abel, Reed and Robison (collectively, the "Founders") are parties to a tax indemnification agreement relating to their respective income tax liabilities associated with the Company. Subject to certain limitations, this tax indemnification agreement generally provides that the Founders, as the sole shareholders of the Company prior to its initial public offering, are indemnified by the Company, and the Company is indemnified by the Founders, with respect to certain federal and state income taxes (plus interest and penalties) shifted between the Founders, on the one hand, and the Company, on the other hand, for taxable years ending either before or after the closing of the offering as a result of adjustments to tax returns of the Founders and the Company.

             ITEM 2 -- APPROVAL OF 2000 DIRECTORS' STOCK OPTION PLAN

         On March 28, 2000, the Board of Directors of the Company adopted, subject to shareholder approval, the 2000 Directors' Stock Option Plan (the "2000 Directors' Stock Plan"). A total of 122,000 shares of common stock have been reserved for issuance under the 2000 Directors' Stock Plan. This number is to be reduced by the shares of common stock subject to options granted under the 1997 Directors' Stock Plan. A total of 35,000 shares of common stock are currently available for issuance under the 2000 Directors' Stock Plan, based upon 87,000 shares of common stock subject to options granted under the 1997 Directors' Stock Plan. As of the present date, no awards have been granted pursuant to the 2000 Directors' Stock Plan.

         At the annual meeting, the shareholders are being asked to approve the 2000 Directors' Stock Plan and the reservation of shares for issuance.

SUMMARY OF THE PLAN

         General. The purpose of the 2000 Directors' Stock Plan is to encourage ownership in the Company by those individuals who serve as Directors of the Company or any of its subsidiaries. Options granted under the 2000 Directors' Stock Plan may only be non-statutory stock options.

         Administration. The Directors' Stock Plan will be administered by the Compensation Committee.

         Eligibility. Each Director of the Company or a subsidiary is eligible to receive one or more options.

         Exercise Price. The Compensation Committee determines the exercise price of the options at the time the options are granted. The exercise price per share for all options granted under the 2000 Directors' Stock Plan will not be less than the greater of $8.27 per share (the tangible book value of a share on February 29, 2000) or the fair market value of the common stock on the date of grant. The fair market value of the common stock is generally determined as the average of the highest and lowest quoted sales prices for the common stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). No option may be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect would be to reduce the exercise price of such option (except in connection with a change in the Company's capitalization).

         Exercise of Option; Form of Consideration. The Compensation Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2000 Directors' Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of the Company (with some restrictions), broker assisted same day sales, any other form of consideration permitted by applicable law, or any combination thereof.

         Term of Option. The term of option may be no more than 15 years from the date of grant. No option may be exercised after the expiration of its term.

         Death or Disability. If an optionee ceases to be a director as a result of the optionee's death, then all unvested options will immediately vest and all options may be exercised for one year following the optionee's death. If an optionee ceases to be a director as a result of the optionee's disability, then all unvested options will immediately vest and the optionee may exercise the option within one year of the date of such disability. However, if an optionee ceases to be a director for any other reason, then all options held by the optionee under the 2000 Directors' Stock Option Plan generally will terminate within three months from the date the optionee ceases to be a director.

         Nontransferability of Options. Unless otherwise determined by the Compensation Committee, options granted under the 2000 Directors' Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee; except that options may be transferred to and exercised by the optionee's spouse, child or grandchild.

         Other Provisions. A stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Directors' Stock Plan, as may be determined by the Compensation Committee.

         Adjustments Upon Changes In Capitalization, Merger or Sale of Assets. In the event the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Directors' Stock Plan, the number and class of shares of stock subject to any option or stock award outstanding under the 2000 Directors' Stock Plan, and the exercise price of any such outstanding option or stock award.

         In the event of a liquidation or dissolution, any unexercised options or stock awards will terminate. The Compensation Committee, in its discretion, may provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

         In the event of a change of control of the Company, as determined by the Board of Directors, the Board, in its discretion, may provide for assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the awardee.

         Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 2000 Directors' Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2000 Directors' Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board of Directors or shareholders may alter or impair any option or award previously granted under the 2000 Directors' Stock

Plan without the written consent of the awardee. Unless terminated earlier, the 2000 Directors' Stock Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

         New Plan Benefits. Because benefits under the 2000 Directors' Stock Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by the Directors if the 2000 Directors' Stock Plan is approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

         The foregoing is only a summary of the effect of federal income taxation upon optionee and the Company with respect to the grant and/or exercise of options and awards under the 2000 Directors' Stock Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the 2000 Directors' Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

         ITEM 3 -- APPROVAL OF 2000 KEY EMPLOYEE STOCK OPTION PLAN

         On March 28, 2000, the Board of Directors of the Company adopted, subject to shareholder approval, the 2000 Key Employee Stock Option Plan (the "Key Employee Stock Plan"). A total of 103,000 shares of common stock have been reserved for issuance under the Key Employee Stock Plan. This number is to be reduced by the shares of common stock subject to options granted under the 1997 Employee Stock Option Plan. A total of 90,000 shares of common stock are currently available for issuance under the Key Employee Stock Plan, based upon 13,000 shares of common stock subject to options granted under the 1997 Employee Stock Option Plan. As of the present date, no awards have been granted pursuant to the Key Employee Stock Plan.

         At the annual meeting, the shareholders are being asked to approve the Key Employee Stock Plan and the reservation of shares for issuance thereunder for the purpose of qualifying such shares for special tax treatment under Sections 421 and 422 of the Internal Revenue Code, as amended (the "Code").

SUMMARY OF THE PLAN

         General. The purpose of the Key Employee Stock Plan is to encourage ownership in the Company by key personnel whose long-term employment is essential to the Company's continued progress. Options granted under the Key Employee Stock Plan may be either "incentive stock options" within the meaning of Section 422 of the Code, or non-statutory stock options.

         Administration. The Key Employee Stock Plan may generally be administered by the Compensation Committee.

         Eligibility. Only the officers and key employees of the Company or a subsidiary designated by the Compensation Committee will be eligible to receive options.

         Exercise Price. The Compensation Committee determines the exercise price of the options at the time the options are granted. The exercise price per share for all options granted under the Key Employee Stock Plan will not be less than the greater of $8.27 per share (the tangible book value of a share on February 29, 2000) or the fair market value of the common stock on the date of grant. The fair market value of the common stock is generally determined as the average of the highest and lowest quoted sales prices for the common stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). No option may be repriced, replaced, regranted through cancellation or modified without shareholder approval if the effect wold be to reduce the exercise price of such option (except in connection with a change in the Company's capitalization).

         Exercise of Option; Form of Consideration. The Compensation Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The Key Employee Stock Plan permits payment to be made by cash, check, wire transfer, other shares of common stock of the Company (with some restrictions), broker assisted same day sales, any other form of consideration permitted by applicable law, or any combination thereof.

         Term of Option. The term of option may be no more than 10 years from the date of grant. No option may be exercised after the expiration of its term.

         Termination of Employment. If an optionee's employment with the Company and subsidiaries terminates for any reason (other than as described below), then all options held by the optionee under the Key Employee Stock Plan generally will terminate immediately upon the optionee's termination.

         Death, Disability or Retirement Due to Age. If an optionee's employment terminates as a result of the optionee's death, then all unvested options will immediately vest and all options may be exercised for one year following the optionee's death. If an optionee's employment or consulting relationship terminates as a result of the optionee's disability or retirement due to age, then all unvested options will immediately vest and the optionee may exercise the option within one year of the date of such disability or retirement for a non-statutory stock option, and within three months of the date of such disability or retirement for an incentive stock option, provided that no option may be exercised after the expiration of its term.

         Divestiture. If an employee ceases to be a participant because of a divestiture by the Company, as determined by the Compensation Committee, the Compensation Committee will have the sole discretion to accelerate the vesting of outstanding options and determine the time period for exercise.

         Nontransferability of Options. Unless otherwise determined by the Compensation Committee, options granted under the Key Employee Stock Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee; except that non-statutory options may be transferred to and exercised by the optionee's spouse, child or grandchild.

         Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Key Employee Stock Plan, as may be determined by the Compensation Committee.

         Adjustments Upon Changes In Capitalization, Merger or Sale of Assets. In the event the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Key Employee Stock Plan, the number and class of shares of stock subject to any option or stock award outstanding under the Key Employee Stock Plan, and the exercise price of any such outstanding option or stock award.

         In the event of a liquidation or dissolution, any unexercised options or stock awards will terminate. The Compensation Committee, in its discretion, may provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

         In the event of a change of control of the Company, as determined by the Board, the Board, in its discretion, may provide for assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the awardee.

         Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Key Employee Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Key Employee Stock Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option or award previously granted under the Key Employee Stock Plan without the written consent of the awardee. Unless terminated earlier, the Key Employee Stock Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

         New Plan Benefits. Because benefits under the Key Employee Stock Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Key Employee Stock Plan is approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 20%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

         Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on share held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

         The foregoing is only a summary of the effect of federal income taxation upon optionee and the Company with respect to the grant and/or exercise of options and awards under the Key Employee Stock Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee's or consultant's income or gain may be taxable.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the Key Employee Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

        ITEM 4 -- APPROVAL OF BLUE RIVER BANCSHARES, INC. EMPLOYEE STOCK
                                 PURCHASE PLAN

         On March 28, 2000, the Board of Directors adopted the Blue River Bancshares, Inc. Employee Stock Purchase Plan, and reserved 50,000 shares for issuance under the Employee Stock Purchase Plan, subject to shareholder approval.

         At the annual meeting, Company shareholders are being asked to approve the Employee Stock Purchase Plan and the Board's reservation of shares under the Employee Stock Purchase Plan for the purpose of qualifying such shares for special tax treatment under Sections 421 and 423 of the Internal Revenue Code, as amended (the "Code").

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN

         General. The purpose of the Employee Stock Purchase Plan is to provide employees of Company and its designated subsidiaries with an opportunity to purchase Company common stock and, therefore, to have an additional incentive to contribute to the prosperity of Company.

         Administration. The Employee Stock Purchase Plan will be administered by the Compensation Committee.

         Eligibility. Any employee of Company or any Company subsidiary designated by the Compensation Committee who is regularly employed 90 or more continuous days prior to Entry Date (as defined below) is eligible to participate in the Employee Stock Purchase Plan during the Purchase Period (as defined below) beginning on that Entry Date, subject to administrative rules established by the Compensation Committee. However, no employee is eligible to participate in the Employee Stock Purchase Plan to the extent that, immediately after the grant, that employee would have owned 5% of either the voting power or the value of Company's common stock, and no employee's rights to purchase Company's common stock pursuant to the Employee Stock Purchase Plan may accrue at a rate that exceeds $25,000 per calendar year. Eligible employees become participants in the Employee Stock Purchase Plan by filing with Company a subscription agreement authorizing payroll deductions on a date set by the Compensation Committee prior to the applicable Entry Date.

         Participation in an Offering. The Employee Stock Purchase Plan will be effective July 1, 2000 and will terminate when all authorized shares have been purchased or, if earlier, when terminated by the Company's Board of Directors. Common stock is purchased under the Employee Stock Purchase Plan every three months (a "Purchase Period") starting on an Entry Date, unless the participant withdraws or terminates employment earlier. An Entry Date is each January 1, April 1, July 1 and October 1. To participate in the Employee Stock Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Employee Stock Purchase Plan. Such payroll deductions may not exceed, for an Offering Period, 10% of a participant's compensation and is also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at any time, but at no time may such rate of contribution exceed 10%. Each participant who has elected to participate is automatically granted an option to purchase shares of common stock beginning on his or her Entry Date. The option expires upon the termination of the Employee Stock Purchase Plan or upon the participant's termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period.

         Purchase Price, Shares Purchased. Shares of common stock may be purchased under the Employee Stock Purchase Plan at a price not less than 90% of the fair market value of the common stock on the last trading day of the Purchase Period. On December 31, 1999, the closing price per share of Company common stock was $4.25. The number of whole shares of the Company common stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

         Termination of Employment. Termination of a participant's employment for any reason, including death, immediately cancels his or her option and participation in the Employee Stock Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those deductions.

         Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. In the event that the Company common stock is changed by reason of any stock split, stock dividend, combination, recapitalization or other similar changes in the Company's capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the Employee Stock Purchase Plan, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with another company, the Board may determine that each option will be assumed by, or an equivalent option substituted by the successor company or its affiliates, that the purchase date will be accelerated, or that all outstanding options will terminate and accumulated payroll deductions will be refunded.

         Amendment and Termination of the Plan. The Board of Directors may terminate or amend the Employee Stock Purchase Plan at any time, except that it may not increase the number of shares subject to the Employee Stock Purchase Plan other than as described in the Employee Stock Purchase Plan. The Employee Stock Purchase Plan will continue until all available shares are purchased unless terminated earlier by the Board.

         Withdrawal. Generally, a participant may withdraw from the Employee Stock Purchase Plan prior to any Purchase Period. The Compensation Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the plan and may establish a waiting period for participants wishing to re-enroll.

         New Plan Benefits. Because benefits under the Employee Stock Purchase Plan will depend on employees' elections to participate and the fair market value of Company common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Employee Stock Purchase Plan is approved by the shareholders. Non-employee directors are not eligible to participate in the Employee Stock Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

         If Company shareholders approve this proposal, the Employee Stock Purchase Plan and the right of participants to make purchases thereunder should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Employee Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable Entry Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of:

         o the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

         o an amount equal to 10% of the fair market value of the shares as of the Entry Date.


Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

         The foregoing is only a summary of the effect of federal income taxation upon the participant and Company with respect to the shares purchased under the Employee Stock Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the Employee Stock Purchase Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix C.

              ITEM 5 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2000 fiscal year and is soliciting your ratification of that selection.

         In their role as independent auditors, they report on our financial statements.

         A representative of Deloitte & Touche LLP may be present at the meeting. He or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

         Your ratification of our Board of Directors' selection of Deloitte & Touche LLP is not necessary because our Board of Directors has responsibility for selection of our independent auditors. However, the Board of Directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

                             ITEM 6 -- OTHER MATTERS

         The Board of Directors is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the person to whom you have given your proxy card (or their substitutes) will vote in accordance with their best judgment.

                                    GLOSSARY


Bank...........................................    Shelby County Bank, a wholly-owned Subsidiary of the Company.

Board or Board of Directors....................    Board of Directors of Blue River Bancshares, Inc.

Common Stock or Stock or Shares................    Blue River Bancshares, Inc. Common Stock.

Named Executive................................    The Company's Chief Executive Officer.

Proxies........................................    Ralph W. Van Natta and D. Warren Robison

Securities and Exchange Commission or SEC or       The United States Securities and Exchange Commission.
Commission.....................................

Company........................................    Blue River Bancshares, Inc.

                                   APPENDIX A

                        2000 DIRECTORS' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.

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





                        2000 DIRECTORS' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.


         1. Purpose. The 2000 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interests of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph
17) through the granting of nonqualified stock options to the members of the Company's Board of Directors (the "Directors").

         2.       Administration.

                  (a) The Plan shall be administered by a Committee appointed by the Board of Directors (the "Committee"). The decision of a majority of the members of the Committee shall constitute the decision of the Committee. In administering the Plan, the Committee's actions and determinations shall be binding on all parties.

                  (b) Notwithstanding any other provisions of the Plan, the Committee shall have authority (i) to grant options; (ii) to determine the number of shares to be made the subject of options; (iii) to determine the option period; (iv) to determine the time or times at which options will be granted; (v) to determine other conditions and limitations, if any, applicable to the exercise of options; and (vi) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any Director upon exercise of an option and the nature of the events, if any, and the duration of the period, in which any Director's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan to a Director shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan. Notwithstanding the foregoing, the Committee shall have no authority to alter the option price specified in paragraph 5 or the option period specified in paragraph 6 with respect to any options granted under the Plan.

                  (c) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determination and interpretations shall be final and conclusive.

                  (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any Director the right to be retained, nominated or reelected as a Director of the Company or a Subsidiary.

         3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 10, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred and twenty-two thousand (122,000) shares less the number of shares that may be or have been purchased pursuant to an option granted under the 1997 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan or the 1997 Plan may be made subject to further options under this Plan. No individual shall be eligible to participate in the Plan or receive options on the basis of his or her status as a Director of more than one entity.

         4. Eligibility. All individuals elected to serve as a Director of the Company or a Subsidiary shall be eligible, from time to time, to receive options to acquire shares of Company stock as determined by the Committee in its sole discretion. However, an individual shall not receive additional options because he is a member of more than one Board of Directors.

         5. Option Price. The option price per share of stock under each option granted to a Director hereunder shall be not less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or the Fair Market Value of the share on the date on which the option is granted. For all purposes of the Plan, the term "Fair Market Value" shall mean the value determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the Fair Market Value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

         6. Option Period. No option period shall exceed fifteen years from the date of grant of such option.

         7.       Vesting and Exercise of Options.

                  (a) Options granted to Directors hereunder shall vest, and thereby become exercisable, at such time or times as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which each option shall vest.

                  (b) Effective three months from the date a Director ceases to be a Director for any reason other than death, Permanent and Total Disability or cause, the options granted to that Director shall terminate and shall not be exercisable. If a Director dies or becomes Permanently and Totally Disabled, all unexercised options may be exercised within one year from the date his status as a Director ceases for such reason (but not later than the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact, or personal representative, as the case may be, may exercise the option. As used herein, "Permanent and Total Disability" shall have the same meaning ascribed to such term by Section 22(e)(3) of the Internal Revenue Code, as amended. Notwithstanding the foregoing, if a Director's services are terminated by the Company For Cause, any options he holds shall be exercisable as of the date he receives notice of his termination. For purposes of the foregoing, a Director shall be deemed to be terminated "For Cause" if his services as a Director are terminated by the Company due to (i) the Director's willful and continued failure to perform his required duties as a Director of the Company, (ii) any action by the Director which involves willful misfeasance of gross negligence,
(iii) the requirement of or direction by a federal or state regulation agency which has jurisdiction over the Company to terminate the Director's services or
(iv) the conviction of the Director of the commission of any criminal offense which involves dishonesty or breach of trust.

         8. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made in (a) cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at the current

Fair Market Value determined as of the date of the exercise of the option, in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made and the Director shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the Director and the Company.

         9.       Nontransferability.

                  (a) No option shall be transferable, except by the Director's will or the laws of descent and distribution. During the Director's lifetime, his option shall be exercisable (to the extent exercisable) only by him. The option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment, or similar process.

                  (b) Notwithstanding the provisions of subsection (a), a Director may transfer options granted under the Plan to: (i) Immediate Family Members (as defined in paragraph 17); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"). An option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

                  (c) In the event that a Director transfers options to an Eligible Transferee under this paragraph 9, the options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the options must be exercised) as the Director or, in the event of the Director's death, the executor or administrator of the Director's estate, could have exercised such options. The Director, or in the event of the Director's death, the Director's estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an option by an Eligible Transferee.

         10.      Changes in Stock.

                  (a) In the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any stock conversion, merger, consolidation, reorganization or similar transaction which constitutes a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted and agrees to assume and perform the obligations of the Company and its Successor hereunder.

                  (b) In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the class of stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Director shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

         11. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

         12. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, as amended, each Director, in the stock option agreement between the Company and the Director, shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

         13. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan.

         14. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or a Subsidiary shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

         15. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of the Company's common stock. Options may be granted under the Plan for a period of ten years commencing March 28, 2000, the date on which the Board of Directors approved the Plan; provided no option may be exercised until the Plan has been approved by the shareholders of the Company. On March 27, 2000, the Plan shall expire except as to outstanding options which options shall remain in effect until they have been exercised, terminated, or have expired.

         16. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, shall be controlling in all matters relating to the Plan.

         17.      Miscellaneous.

                  (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to a Committee of the Board of Directors, the term "Board of Directors" shall also mean such Committee.

                  (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

                  (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit Plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent of the outstanding common stock of the Company or any Subsidiary; (iv) during any period of two (2) consecutive years during the term of the Plan specified in paragraph 15, individuals who at the date of the adoption of the Plan constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each Director at the beginning of such period has been approved by Directors representing at least a majority of the Directors then in office who were Directors on the date of the adoption of the Plan; or (v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

                  (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchildren of an optionee.

                                            BLUE RIVER BANCSHARES, INC.


DATED:  March 28, 2000                      By:      /s/ Robert C. Reed
                                                     ------------------
                                                     Robert C. Reed
                                            Its:     President
ATTEST:


/s/ D. Warren Robison
---------------------
D. Warren Robison
Its: Secretary

                                   APPENDIX B

                      2000 KEY EMPLOYEES' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.

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



                      2000 KEY EMPLOYEES' STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.


         1. Purpose. The 2000 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interest of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph 21) by encouraging their officers and key employees, upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue the association with the Company and its Subsidiaries of such officers and key employees by providing additional incentive and opportunity for unusual industry and efficiency through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the granting of (i) incentive stock options ("ISO's") and (ii) nonqualified stock options ("NSO's").

         2.       Administration.

                  (a) The Plan shall be administered by a Committee appointed by the Board of Directors of the Company (the "Committee"). No director who is also an officer or key employee of the Company or any of its Subsidiaries shall be eligible to serve as a member of the Committee. The decision of a majority of the members of the Committee shall constitute the decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized (i) to grant ISO's and NSO's; (ii) to determine the employees to be granted ISO's and NSO's;
(iii) to determine the option period, the option price and the number of shares subject to each option; (iv) to determine the time or times at which options will be granted; (v) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (vi) to determine other conditions and limitations, if any, applicable to the exercise of each option; and (vii) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any optionee upon exercise of an option, and the nature of the events, if any, and the duration of the period, in which any optionee's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee shall deem advisable in order that each ISO shall constitute an "Incentive Stock Option" within the meaning of
Section 422 of the Internal Revenue Code, as amended (the "Code").

                  (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations shall be final and conclusive.

                  (c) The Committee shall also determine, in its sole discretion, with respect to each employee, whether such options shall be ISO's or NSO's, or any combination thereof; and whether any employee shall be given discretion to determine whether any options granted to him shall be ISO's or NSO's or any combination thereof.

                  (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a

Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee.

         3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 14, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred and three thousand shares less the number of shares that may be or have been purchased pursuant to an option granted under the 1997 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan or the 1997 Plan may be made subject to further options under this Plan.

         4. Eligibility. Officers and key employees of the Company or of any of its Subsidiaries, as selected by the Committee, shall be eligible to receive grants of ISO's and NSO's under the Plan.

         5.       Option Price.

                  (a) The option price per share of stock under each ISO shall be determined by the Committee in its sole discretion; provided, however, that the option price per share shall not be less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or one hundred percent of the Fair Market Value of the share on the date on which the option is granted. As to officers and key employees who, at the time an ISO is granted, own, within the meaning of Section 425(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary ("Shareholder-Employees"), the purchase price per share of stock under each ISO shall be not less than one hundred ten percent of the Fair Market Value of the stock on the date on which the option is granted.

                  (b) The option price per share of stock under each NSO shall be determined by the Committee in its sole discretion; provided, however, the option price per share shall not be less than the greater of eight and 27/100 dollars ($8.27) per share (the tangible book value of a share on February 29, 2000) or one hundred percent of the Fair Market Value of the share on the date on which the option is granted.

                  (c) For all purposes of the Plan, the term "Fair Market Value" shall mean the value determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the Fair Market Value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

         6. Option Period. No option period shall exceed ten years, and the option period with respect to ISO's granted to Shareholder-Employees shall not exceed five years.

         7. Vesting and Exercise of Options. All options granted under the Plan shall vest, and thereby become exercisable, at such time or times as shall be determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee shall include the schedule under which the option shall vest.

         8. Special Calendar Year Limitation on Shares Subject to ISO's. The aggregate Fair Market Value (determined at the time of the grant of the ISO's) of the stock with respect to which ISO's are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of Incentive Stock Options of the Company or any of its Subsidiaries) shall not exceed one hundred thousand dollars ($100,000.00).

         9. Sequence of Exercising Incentive Stock Options. Any ISO granted to an employee pursuant to the Plan shall be exercisable even if there are outstanding previously granted but unexercised ISO's with respect to such employee.

         10.      Early Termination of Option.

                  (a) Termination of Employment. All rights to exercise an option shall terminate effective as of the day the optionee's employment terminates unless such termination is For Cause (as defined in subparagraph
(b)), or is on account of the permanent and total disability or death of the optionee (but not later than the date the option expires pursuant to its terms). Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment for purposes of this Plan. The Committee shall have the authority to determine in each case whether a leave of absence, including a leave for military or government service shall be deemed a termination of employment for purposes of this Plan.

                  (b) For Cause Termination. If an optionee's employment is terminated For Cause, no previously unexercised option granted hereunder may be exercised. Rather, all unexercised options shall terminate effective on the date the optionee receives notice of his termination For Cause. As used in this Plan, "For Cause" shall be defined as (i) the willful and continued failure of an optionee to perform his required duties as an officer or employee of the Company or any Subsidiary, (ii) action by an optionee involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of an optionee, (iv) conviction of an optionee of the commission of any criminal offense involving dishonesty or breach of trust, or
(v) any intentional breach by an optionee of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the optionee and the Company or any Subsidiary.

                  (c) Permanent and Total Disability or Death of Optionee. If an optionee's employment terminates due to Permanent and Total Disability or death, his option shall terminate one year after termination of his employment due to his Permanent and Total Disability or death (but not later than the date the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact or personal representative, as the case may be, may exercise the option in full. As used herein, "Permanent and Total Disability" shall have the meaning ascribed to such term by Section 22(e)(3) of the Code.

                  (d) Change in Control or Death or Disability of Optionee. In the event of a Change in Control of the Company (as defined in paragraph 21) or upon the death or Permanent and Total Disability of the optionee, the options covered by such agreement may be exercised in full without regard to any restrictions on the vesting of such options contained in the option agreement between the Company and the optionee.

         11. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made either (a) in cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the option in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made, and an optionee shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the optionee and the Company.

         12.      Income and Employment Tax Withholding.

                  (a) Payment by Optionee. The optionee shall be solely responsible for paying to the Company all required federal, state, city and local taxes applicable to his (i) exercise of an NSO under the Plan and (ii) disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Code Section 422(a)(1).

                  (b) NSO Tax Withholding. Notwithstanding the provisions of subsection (a), with respect to stock to be issued pursuant to the exercise of an NSO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the NSO by having the Company retain shares of stock which would otherwise be issued in connection with the exercise of the NSO or accept delivery from the optionee of shares of Company stock which have a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that retention or delivery.

                  (c) ISO Disqualifying Disposition Tax Withholding. Notwithstanding the provisions of subsection (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Code Section 422(a)(1) by having the Company accept delivery from the optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

         13.      Nontransferability.

                  (a) No option shall be transferable, except by the optionee's will or the laws of descent and distribution. During the optionee's lifetime, his options shall be exercisable (to the extent exercisable) only by him. The options and any rights and privileges pertaining thereto, shall not be transferred, assigned, pledged or hypothecated by the optionee in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

                  (b) Notwithstanding the provisions of subsection (a), an optionee may transfer options granted under the Plan as NSO's to: (i) Immediate Family Members (as defined in paragraph 21); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or (iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners

(collectively, "Eligible Transferees"). An NSO that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

                  (c) In the event that a optionee transfers NSOs to an Eligible Transferee under this paragraph 13, the NSO's transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the NSO's must be exercised) as the optionee or, in the event of the optionee's death, the executor or administrator of the optionee's estate, could have exercised such NSO's. The optionee, or in the event of the optionee's death, the optionee's estate, shall remain liable for all federal, state, city and local taxes applicable upon the exercise of an NSO by an Eligible Transferee.

         14.      Changes in Stock.

                  (a) Subject to the provisions of paragraph 10(d), in the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any merger, consolidation, reorganization or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted but unexercised and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provisions of this paragraph 14(a), no adjustment shall be made which would operate to reduce the option price of any ISO below the Fair Market Value of the stock (determined at the time the option was granted) which is subject to an ISO.

                  (b) Subject to the provisions of paragraph 10(d), in the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the plan and to each outstanding option, shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee shall have the right to purchase (i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option, and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

         15. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

         16. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, each optionee in the stock option agreement between the Company and the optionee shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

         17. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan or, without the approval of the stockholders of the Company, make any alteration which would: (a) increase the aggregate number of shares subject to options under the Plan, except as provided in paragraphs 10(c) and 14; (b) decrease the minimum option price, except as provided in paragraph 14; (c) withdraw administration of the Plan from the Committee or the Board of Directors; (d) extend the term of the plan or the maximum period during which any option may be exercised; (e) change the manner of determining the option price; (f) change the class of individuals eligible for options under the Plan; or (g) without the consent of the holder of the option, alter or impair any option previously granted under the Plan.

         18. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or its Subsidiaries shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

         19. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of common stock of the Company. Options may be granted under the Plan for a period of ten years commencing March 28, 2000, the date on which the Board of Directors approved the Plan; provided, however, that no option may be exercised until the Plan has been approved by the shareholders of the Company, as provided in the first sentence of this paragraph
19. No options shall be granted after March 27, 2010. Upon such date, the Plan shall expire except as to outstanding options and which options and rights shall remain in effect until they have been exercised or terminated or have expired. ISO's must be granted within ten years of the date the Plan is adopted by the Board of Directors or approved by the shareholders of the Company, whichever is earlier.

         20. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, shall be controlling in all matters relating to the Plan.

         21.      Miscellaneous.

                  (a) The term "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any Committee of the Board of Directors, the term "Board of Directors" shall also mean such Committee.

                  (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

                  (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent of the common stock of the Company or any Subsidiary; (iv) during any period of two consecutive years during the term of the Plan specified in paragraph 19, individuals who at the date of the adoption of the Plan constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or
(v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

                  (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchildren of an optionee.

                                            BLUE RIVER BANCSHARES, INC.



DATED: March 28,2000                        By:      /s/ Robert C. Reed
                                                     ------------------
                                                     Robert C. Reed
                                            Its:     President

ATTEST:


/s/ D. Warren Robison
---------------------
D. Warren Robison
Its:  Secretary

                                   APPENDIX C

                           BLUE RIVER BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                           BLUE RIVER BANCSHARES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its designated Affiliates with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

         2.       Definitions.

                  (a) "Affiliate" shall mean the Company and any corporation, partnership or limited liability company of which a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, is owned or controlled directly or indirectly, by the Company or by another Affiliate. For purposes of this definition, "voting stock" means stock having voting power for the election of directors, or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  (b) "Board" shall mean the board of directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code, as amended.

                  (d) "Committee" shall mean the Compensation Committee of the Board.

                  (e) "Common Stock" shall mean the common stock of the Company.

                  (f) "Company" shall mean Blue River Bancshares, Inc., an Indiana corporation.

                  (g) "Compensation" shall mean compensation paid to an Employee by an Employer as defined in the Company's "40l(k)" plan.

                  (h)     "Effective Date" shall mean July 1, 2000.

                  (i) "Employee" shall mean any individual who is and has been classified by an Employer as one of its common-law employees.

                  (j) "Employer" shall mean the Company and any Affiliate which has been designated by the Board from time to time in its sole discretion as eligible to allow the Affiliate's Employees to participate in the Plan.

                  (k) "ESPP Account" shall mean the account established for each participant of the Plan to hold payroll deductions made and shares of Common Stock purchased under the Plan for the participant.

                  (l) "Enrollment Date" shall mean January 1, April 1, July 1 and October 1 of each year.

                  (m) "Fair Market Value" shall mean, as of any date, the average of the high and low price for the Common Stock as quoted on the NASDAQ national market for the applicable Purchase Date (if a

Purchase Date is not a Trading Day, the average price for the immediately preceding Trading Day shall be used), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

                  (n) "Plan" shall mean this Blue River Bancshares, Inc. Employee Stock Purchase Plan.

                  (o) "Purchase Date" shall mean the last day of each calendar quarter, or any other date designed by the Committee.

                  (p) "Purchase Rights Period" shall mean the period set forth in Section 4 hereof.

                  (q) "Trading Day" shall mean a day on which the NASDAQ national market is open for trading.

         3.       Eligibility.

                  (a) Any Employee who has completed at least 90 days of continuous service as an Employee shall become a participant in the Plan on the Enrollment Date coinciding with or immediately following the date the Employee completes the 90-day service period or, if later, on the Effective Date.

                  (b) For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by his or her Employer. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. At the discretion of the Board, an individual who is a highly compensated employee (as defined in Section 414(q) of the Code) may be excluded from participation in the Plan.

                  (c) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be entitled to purchase shares of Common Stock under the Plan (i) to the extent that such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock of the Company and/or hold outstanding options to purchase such stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Affiliates accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time the purchase option is granted) for each calendar year in which such purchase rights are outstanding at anytime.

         4. Purchase Rights Period. This Plan shall become effective upon its approval by a majority of the shares of the Common Stock. No option may be exercised until the Plan has been approved by the shareholders of the Company. The Plan will continue thereafter until terminated in accordance with Section 16 hereof.

         5.       Participation.

                  (a) A participant in the Plan may complete a subscription agreement approved by the Committee authorizing payroll deductions and filing it with the Company's Human Resources department at least two weeks prior to an Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following that Enrollment Date and shall end when terminated as provided in Section 6 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Purchase Rights Period in an amount not less than one percent and not exceeding ten percent of the Compensation which he or she receives on each pay day during the Purchase Rights Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her ESPP Account under the Plan and shall be withheld in whole percentages only. A participant may not a make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 6 hereof, or may increase or decrease the rate or his or her payroll deductions during the Purchase Rights Period by completing and filing with the Company's Human Resources department a new subscription agreement authorizing a change in the payroll deduction rate. The Board or Committee may, in its discretion, limit the number of participation rate changes during any specified period. The change in rate shall be effective with the second payroll date after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect until
(i) it is terminated as provided in Section 6 hereof, (ii) it is terminated as provided in Section 8 hereof or (iii) the Plan is terminated as provided in
Section 16 hereof.

                  (d) A participant may elect to make a complete or partial withdrawal of whole shares of Common Stock from his or her ESPP Account as of the end of any calendar quarter by filing a written request with the Company's Human Resources department within 30 days of the end of that quarter. Those shares shall be distributed to the participant as soon as practicable following that 30-day election period.

         7. Purchase of Shares. On each Purchase Date, a participant will be given the right to purchase shares of Common Stock. To purchase those shares, the payroll deductions that have been credited to a participant's ESPP Account will be taken out of the participant's ESPP Account and used by the Company to purchase shares of Common Stock. Such shares shall, as soon as practicable, be credited to the participant's ESPP Account. The number of shares to be credited to a participant's ESPP Account as of that Purchase Date shall equal of the amount of the payroll deductions divided by ninety percent of the per share Fair Market Value of the Common Stock. The ESPP Accounts shall be credited with fractional shares.

         8. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and any shares of Common Stock and any payroll deductions credited to such participant's ESPP Account (but not yet used to purchase shares of Common Stock) shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12 hereof, and such participant's right to purchase shares of Common Stock under this Plan shall be automatically terminated.

         9. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         10.      Stock.

                  (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be fifty thousand shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 15 hereof. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Board or Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant.

         11. Administration. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. At its discretion, the Committee may authorize an agent to assist in the administration of the Plan.

         12.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive the shares of Common Stock and cash, if any, credited to the participant's ESPP Account under the Plan in the event of such participant's death. If a participant is married and the designated beneficiary is not the spouse, written spousal consent must be filed with the Company's Human Resources department for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice filed with the Company's Human Resources department. In the event of the death of a participant and in the absence of a validly designated beneficiary, and if no executor or administrator of the participant's estate has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         13. Transferability. Neither payroll deductions credited to a participant's ESPP Account nor any rights to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 12 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

         14. Reports. Individual ESPP Accounts shall be maintained for each participant in the Plan. Statements of that ESPP Account shall be given to participating Employees periodically, which statements shall set forth the amounts of payroll deductions, the Fair Market Value, the number of shares of Common Stock purchased for the Employee on each Purchase Date and similar information with respect to any shares of Common Stock.

         15. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares which may be issued under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         16.      Amendment or Termination.

                  (a) The Board may at any time and for any reason terminate or amend the Plan in its sole discretion.

                  (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or the Committee) shall be entitled to limit the frequency and/or number of changes in the amount of payroll deductions withheld during an Purchase Rights Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's paycheck.

         17. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         18. Conditions Upon Issuance of Shares. Shares shall not be issued unless the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgate thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to participation in the Plan, the Company may require an Employee to represent and warrant that any shares of Common Stock purchased under the Plan are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         19. Term of Plan. The Plan shall become effective on the Effective Date, subject to its approval by a majority of the shares of Common Stock. It shall continue in effect until the earlier to occur of (a) the purchase of the maximum number of shares as provided in Sections 10 and 15, or (b) the termination of the Plan under Section 16.

         20. Governing Law. To the extent not superseded by the laws of the United States, this plan will be administered and construed and its validity determined under the laws of the State of Indiana, without reference to the choice of law principles thereof.

                                            BLUE RIVER BANCSHARES, INC.



DATED: March 28, 2000                       By:      /s/ Robert C. Reed
                                                     ------------------
                                                     Robert C. Reed
                                            Its:     President

ATTEST:


/s/ D, Warren Robison
---------------------
D. Warren Robison
Its: Secretary

PROXY                     BLUE RIVER BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 4, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Ralph W. Van Natta and D. Warren Robison, or either of them, as proxies of the undersigned, each with full power of substitution and resubstitution, to represent and to vote all of the shares of common stock of Blue River Bancshares, Inc. ("Blue River") which the undersigned beneficially holds of record on March 20, 2000 and would be entitled to vote at the Annual Meeting of Shareholders of Blue River, to be held at the Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, on May 4, 2000, at 10:00 a.m., local time, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present, on the matters set forth below.
1. The election as directors of Steven R. Abel and Wendell L. Bernard, each for a three year term.
                                      [ ] FOR   [ ] WITHHOLD  [ ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For
             All Except" and write that nominee's name in the space provided.

     ---------------------------------------------------------------------------

2. Approval of the 2000 Directors' Stock Option Plan. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Approval of the 2000 Key Employee Stock Option Plan. [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. Approval of the Blue River Bancshares, Inc. Employee Stock Purchase Plan. [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. Ratification of the appointment of Deloitte & Touche LLP as auditors for the fiscal year 2000. [ ] FOR [ ] AGAINST [ ] ABSTAIN

6. In their discretion, on such other matters as may properly come before the Annual Meeting.
                          PLEASE SIGN ON REVERSE SIDE

                          (CONTINUED FROM OTHER SIDE)
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, THE APPROVAL OF THE 2000 DIRECTORS' STOCK OPTION PLAN, THE APPROVAL OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN, THE APPROVAL OF THE BLUE RIVER BANCSHARES, INC. EMPLOYEE STOCK PURCHASE PLAN, AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE FISCAL YEAR 2000. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                               DATED: , 2000

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               ---------------------------------
                                                  (Signature of Shareholder)
                                               Please sign exactly as your name
                                               appears on your stock certificate
                                               and on the label placed to the
                                               left. Joint owners should each
                                               sign personally. Trustees,
                                               guardians, executors and others
                                               signing in a representative
                                               capacity should indicate the
                                               capacity in which they sign.